Exhibit 10.2

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of September 10, 2015 (this “Agreement”), is made by and among Eastside Distilling, Inc., a Nevada corporation (the “Company”), and each additional party that becomes a grantor hereto pursuant to Section 6 hereof (together with their respective successors and assigns, collectively the “Grantors” and each individually, a “Grantor”), in favor of WWOD Holdings, LLC (the “Lender”).

WITNESSETH:

WHEREAS, pursuant to the Securities Purchase Agreement, dated as of the date hereof (as amended, restated or otherwise modified from time to time, including all schedules and exhibits thereto, the “Purchase Agreement”), by and between the Company and the Lender, the Company agreed to sell, and the Lender agreed to purchase the Note (as defined in the Purchase Agreement);

WHEREAS, to induce the Lender to enter into the Purchase Agreement and to purchase the Note, the Grantors have agreed to grant to the Lender a first priority security interest in Grantors’ specific Collateral (as defined below) to secure all of the Company’s obligations to the Lender;

NOW, THEREFORE, to induce Lender to enter into the Purchase Agreement and to purchase the Note, and in recognition that Lender would not enter into the Purchase Agreement or purchase the Note but for Grantors’ promises and agreements under this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are by this Agreement acknowledged by the parties, the Company and the Lender agree as follows:

1.	Certain Definitions, Construction.

(a)          Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 8 or Article 9 of the UCC shall have the respective meanings given such terms in Article 8 or Article 9 of the UCC, as applicable. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Purchase Agreement.

(i)          “Collateral” shall have the meaning set forth in Section 2 hereof.

(ii)          “Event of Default” means (i) an Event of Default as defined in the Note, (ii) any defined event of default under any one or more of the other Documents (as defined in the Purchase Agreement), in each instance, after giving effect to any notice, grace, or cure period expressly provided for in the applicable Document, (iii) the failure by the Company and/or any other Grantor to pay any amounts when due under the Note and/or any other Documents, or (iv) the breach of any representation, warranty, agreement or covenant by any Grantor under this Agreement.

(iii)          “GAAP” shall have the meaning set forth in Section 4(c) hereof.

(iv)          “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code (Chapter 11 of Title 11 of the United States Code) or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

(v)          “Lien” means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any capitalized lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

EASTSIDE DISTILLING, INC.
SECURITY AGREEMENT

(vi)          “Obligations” has the meaning set forth in Section 3 hereof.

(vii)         “Permitted Liens” has the meaning set forth in the Note.

(viii)        “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof.

(ix)          “UCC” means the Uniform Commercial Code, as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection of priority and for purposes of definitions related to such provisions.

2.     Grant of Security Interest. To secure the complete and timely payment of all of the Obligations of the Company now or hereafter existing from time to time, each Grantor hereby grants to the Lender a continuing first priority security interest in, all of each such Grantor’s right, title and interest in and to each of the following (collectively, the “Collateral”):

(a)          all Inventory, presently existing or hereafter created or acquired, wherever located; and

in each case, howsoever such Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

3.     Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Lender as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time or hereafter incurred (collectively, the “Obligations”):

(a)          the prompt payment by each Grantor, as and when due and payable (by scheduled maturity, required prepayment, required redemption, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Purchase Agreement, the Note, and the other Documents, including, without limitation, (i) all principal of and interest on the Note (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Grantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding), and (ii) all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Documents; and

EASTSIDE DISTILLING, INC.
SECURITY AGREEMENT

(b)          the due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of any of the Documents for so long as the Note is outstanding.

4.	Representations and Warranties. Each Grantor represents and warrants as follows:

(a)           Each Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Liens.

(b)          Each Grantor’s name as it appears in official filings in the state of its incorporation or other organization, the type of entity of each Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by each Grantor’s state of incorporation or organization or a statement that no such number has been issued, each Grantor’s state of organization or incorporation, the location of each Grantor’s chief executive office, and principal place of business are set forth on Schedule I, hereto.

(c)          All warehouses and premises where Inventory is stored or located, and the locations of all of its books and records concerning the Collateral are set forth on Schedule II, hereto. Each Grantor will give the Lender not less than thirty (30) days’ prior written notice of any change of the location of any such Inventory, other than to locations set forth on Schedule II and with respect to which the Lender has filed financing statements and otherwise fully perfected its Liens thereon.

(d)          Set forth in Schedule II hereto is a complete and correct list of each trade name used by each Grantor.

(e)          This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements at the locations listed on Schedules I and II hereto, a perfected Lien in favor of Lender, on the Collateral with respect to which a Lien may be perfected by filing pursuant to the UCC. Such Lien is prior to all other Liens, except Permitted Liens that would be prior to Liens in favor of Lender as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from any Grantor. All action by any Grantor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken.

(f)          There is no pending or written notice threatening any action, suit, proceeding or claim affecting such Grantor before any governmental authority or any arbitrator, or any order, judgment or award by any governmental authority or arbitrator, that may adversely affect the grant by such Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Lender of any of its rights or remedies hereunder.

(g)          All Federal, state and local tax returns and other reports required by applicable law to be filed by such Grantor have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon such Grantor or any property of such Grantor (including, without limitation, all federal income and social security taxes on employees’ wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with United States generally accepted accounting principles consistently applied (“GAAP”).

EASTSIDE DISTILLING, INC.
SECURITY AGREEMENT

(h)          Such Grantor is and will be at all times the sole and exclusive owner of, or otherwise has and will have adequate rights in, the Collateral free and clear of any Liens, except for Permitted Liens on any Collateral. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except (i) such as may have been filed in favor of the Collateral Agent relating to this Agreement, and (ii) such as may have been filed to perfect any Permitted Liens.

(i)          The exercise by the Lender of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting such Grantor or any of its properties and will not result in or require the creation of any Lien, upon or with respect to any of its properties.

(j)          No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body, or any other Person, is required for (i) the grant by such Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or (ii) the exercise by the Lender of any of its rights and remedies hereunder, except for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements, all of which financing statements, have been duly filed and are in full force and effect.

(k)         Omitted Intentionally.

(l)          No Grantor has taken, directly or indirectly, any action (or refrained from taking any action), prior to entering into this Agreement and/or any other Document, that could reasonably be expected to have an adverse consequence or effect on Lender’s rights hereunder or to secure the Obligations of the Grantors to the Lender.

5.     Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding, unless the Lender shall otherwise consent in writing:

(a)         Further Assurances. Each Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that the Lender may reasonably request in order to: (i) perfect and protect the security interest created hereby; (ii) enable the Lender to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise effect the purposes of this Agreement, including, without limitation: (A) executing and filing (to the extent, if any, that such Grantor’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Lender may request in order to perfect and preserve the security interest created hereby, (B) furnishing to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral in each case as the Lender may reasonably request, all in reasonable detail, (C) if any Collateral shall be in the possession of a third party, notifying such Person of the Lender’s security interest created hereby and obtaining a written acknowledgment from such Person that such Person holds possession of the Collateral for the benefit of the Lender, which such written acknowledgement shall be in form and substance satisfactory to the Lender, and (D) taking all actions required by any earlier versions of the UCC or by other law, as applicable, in any relevant UCC jurisdiction, or by other law as applicable in any foreign jurisdiction.

(b)         Location of Inventory. Each Grantor will keep the Inventory at the locations specified therefor in Schedule II, hereof or, upon not less than thirty (30) days’ prior written notice to the Lender accompanied by a new Schedule II hereto indicating each new location of the Inventory, at such other locations in the United States.

EASTSIDE DISTILLING, INC.
SECURITY AGREEMENT

(c)          Taxes, Etc. Each Grantor agrees to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

(d)          Insurance.

(i)          Each Grantor will, at its own expense, maintain insurance (including, without limitation, commercial general liability and property insurance) with respect to the Inventory in such amounts, against such risks, in such form and with responsible and reputable insurance companies or associations as is required by any governmental authority having jurisdiction with respect thereto or as is carried by such Grantor as of the date hereof and in any event, in amount, adequacy and scope reasonably satisfactory to the Lender. Unless otherwise agreed to by the Lender, each such policy for liability insurance shall provide for all losses to be paid on behalf of the Lender and such Grantor as their respective interests may appear, and each policy for property damage insurance shall provide for all losses to be adjusted with, and paid directly to, the Lender. Unless otherwise agreed to by the Lender, each such policy shall in addition (A) name the Lender as an additional insured party thereunder (without any representation or warranty by or obligation upon the Lender) as their interests may appear, (B) contain an agreement by the insurer that any loss thereunder shall be payable to the Lender on its own account notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (C) provide that there shall be no recourse against the Lender for payment of premiums or other amounts with respect thereto, and (D) provide that at least thirty (30) days’ prior written notice of cancellation, lapse, expiration or other adverse change shall be given to the Lender by the insurer. Such Grantor will, if so requested by the Lender, deliver to the Lender original or duplicate policies of such insurance and, as often as the Lender may reasonably request, a report of a reputable insurance broker with respect to such insurance. Such Grantor will also, at the request of the Lender, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

(ii)         Reimbursement under any liability insurance maintained by a Grantor pursuant to this Section 5(d) may be paid directly to the Person who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Inventory, any proceeds of insurance maintained by a Grantor pursuant to this Section 5(d) shall be paid to the Lender, such Grantor will make or cause to be made the necessary repairs to or replacements of such Inventory, and any proceeds of insurance maintained by such Grantor pursuant to this Section 5(d) shall be paid by the Lender to such Grantor as reimbursement for the costs of such repairs or replacements.

(iii)        All insurance payments in respect of such Inventory shall be paid to the Lender and applied as specified in Section 9(b) hereof.

(e)     Notice of Changes. Each Grantor will (A) give the Lender at least ten (10) days’ prior written notice of any change in such Grantor’s name, identity or organizational structure, (B) maintain its jurisdiction of formation as set forth in Schedule I hereto, and (C) immediately notify the Lender upon obtaining an organizational identification number, if on the date hereof such Grantor did not have such identification number.

EASTSIDE DISTILLING, INC.
SECURITY AGREEMENT

(f)          Transfers and Other Liens.

(i)           No Grantor will sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any of the Inventory except in the ordinary course of business.

(ii)          No Grantor will create, suffer to exist or grant any Lien upon or with respect to any Collateral other than a Permitted Lien.

(g)          Inspection and Reporting. Upon reasonable advance notice and during normal business hours, each Grantor shall permit the Lender, or any agent or representatives thereof or such professionals or other Persons as the Lender may designate, not more than once a month in the absence of an Event of Default, (i) to examine and make copies of and abstracts from such Grantor’s records and books of account, (ii) to visit and inspect its properties, (iii) to verify Inventory and other Collateral of such Grantor from time to time, (iii) to conduct audits, physical counts, appraisals and/or valuations, examinations at the locations of such Grantor. Each Grantor shall also permit the Lender, or any agent or representatives thereof or such professionals or other Persons as the Lender may designate to discuss such Grantor’s affairs, finances and accounts with any of its officers subject to the execution by the Lender or its designee(s) of a mutually agreeable confidentiality agreement.

6.          Additional Grantors. The initial Grantors hereunder shall include the Company. From time to time subsequent to the date hereof, additional Persons may become parties hereto, as additional Grantors (each, an “Additional Grantor”), by executing a counterpart of this Agreement. Upon delivery of any such counterpart to the Lender, notice of which is hereby waived by the Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder nor by any election of Lender not to cause any Person to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

7.	Additional Provisions Concerning the Collateral.

(a)          Each Grantor hereby (i) authorizes the lender to file one or more UCC financing or continuation statements, and amendments thereto, relating to the Collateral (including, without limitation, financing statements describing the Collateral as “all inventory” or words of similar effect) and (ii) ratifies such authorization to the extent that the Lender has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(b)          Upon the occurrence and continuation of an Event of Default, tach Grantor hereby irrevocably appoints the Lender as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Lender’s discretion, so long as an Event of Default shall have occurred and is continuing, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of such Grantor under Section 5 hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Lender pursuant to Section 5(d) hereof, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, (iv) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Lender with respect to any Collateral, and (v) to execute assignments, licenses and other documents to enforce the rights of the Lender with respect to any Collateral. This power is coupled with an interest and is irrevocable until the complete conversion of all of the Company’s obligations under the Note to equity securities of the Company and/or indefeasible payment in full in cash of all obligations under the Note (together with any matured indemnification obligations as of the date of such conversion and/or payment, but excluding any inchoate or unmatured contingent indemnification obligations).

EASTSIDE DISTILLING, INC.
SECURITY AGREEMENT

(c)          If a Grantor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Lender, and the expenses of the Lender incurred in connection therewith shall be payable by such Grantor pursuant to Section 9 hereof and shall be secured by the Collateral.

(d)          The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(e)          Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Lender of any of its rights hereunder shall not release such Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Lender shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral, nor shall the Lender be obligated to perform any of the obligations or duties of such Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

8.      Remedies Upon Event of Default. If any Event of Default shall have occurred and be continuing, the Lender may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral) thereof), in form suitable for filing, recording or registration in any country.

9.	Indemnity and Expenses.

(a)          Each Grantor agrees, jointly and severally, to defend, protect, indemnify and hold the Lender, jointly and severally, harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, reasonable legal fees, costs, expenses, and disbursements of such Person’s counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from such Person’s gross negligence or willful misconduct.

(b)          Each Grantor agrees, jointly and severally, to, upon demand, pay to the Lender the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Lender and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Lender), which the Lender may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

EASTSIDE DISTILLING, INC.
SECURITY AGREEMENT

10. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to a Grantor at its address specified below and if to the Lender to it, at its address specified below; or as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (a) if sent by certified mail, return receipt requested, when received or five (5) days after deposited in the mails, whichever occurs first, (b) if telecopied or sent by electronic mail, when transmitted (during normal business hours), or (c) if delivered, upon delivery.

11.          Miscellaneous.

(a)          No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Grantor and the Lender, and no waiver of any provision of this Agreement, and no consent to any departure by a Grantor therefrom, shall be effective unless it is in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)          No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any of the other Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the other Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lender under any of the other Documents against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any of the other Documents against such party or against any other Person, including but not limited to, any Grantor.

(c)          To the extent permitted by applicable law, each Grantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Agreement and any requirement that the Lender exhaust any right or take any action against any other Person or any Collateral. Each Grantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 11(c) is knowingly made in contemplation of such benefits. The Grantors hereby waive any right to revoke this Agreement, and acknowledge that this Agreement is continuing in nature and applies to all Obligations, whether existing now or in the future.

(d)          No Grantor may exercise any rights that it may now or hereafter acquire against any other Grantor that arise from the existence, payment, performance or enforcement of any Grantor’s obligations under this Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Lender against any Grantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Grantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until the complete conversion of all of the Company’s obligations under the Note to equity securities of the Company and/or indefeasible payment in full in cash of all obligations of the Company and the other Grantors to the Lender under the Note and/or other Documents (together with any matured indemnification obligations as of the date of such conversion and/or payment, but excluding any inchoate or unmatured contingent indemnification obligations). If any amount shall be paid to a Grantor in violation of the immediately preceding sentence at any time prior to the complete conversion of all of the Company’s and other Grantors obligations under the Note to equity securities of the Company and/or indefeasible payment in full in cash of all obligations of the Company and the other Grantors to the Lender under the Note and the other Documents (together with any matured indemnification obligations as of the date of such conversion and/or payment, but excluding any inchoate or unmatured contingent indemnification obligations), such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied to the Obligations and all other amounts payable under the Documents, whether matured or unmatured, in accordance with the terms of the Documents, or to be held as Collateral for any Obligations or other amounts payable under the Documents thereafter arising.

EASTSIDE DISTILLING, INC.
SECURITY AGREEMENT

(e)          Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f)          This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the complete conversion of all of the Company’s obligations under the Note to equity securities of the Company and/or indefeasible payment in full in cash of all obligations under the Note (together with any matured indemnification obligations as of the date of such conversion and/or payment, but excluding any inchoate or unmatured contingent indemnification obligations), and (ii) be binding on each Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the UCC and shall inure, together with all rights and remedies of the Lender hereunder, to the benefit of the Lender and their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to any Grantor, the Lender may assign or otherwise transfer their rights and obligations under this Agreement and any of the other Documents, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lender herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Lender shall mean the assignee of the Lender. None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Lender, and any such assignment or transfer without the consent of the Lender shall be null and void.

(g)          Upon the complete conversion of all of the Company’s obligations under the Note to equity securities of the Company and/or indefeasible payment in full in cash of all obligations of the Company and each other Grantor to the Lender under the Note and other Documents (together with any matured indemnification obligations as of the date of such conversion and/or payment, but excluding any inchoate or unmatured contingent indemnification obligations), (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the respective Grantor that granted such security interests hereunder, and (ii) the Lender will, upon such Grantor’s request and at such Grantor’s expense, (A) return to such Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

(h)          THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

EASTSIDE DISTILLING, INC.
SECURITY AGREEMENT

(i)          ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED THERETO SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

(j)          EACH GRANTOR AND (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) THE COMPANY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

(k)         Nothing contained herein shall affect the right of the Lender to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Grantor or any property of such Grantor in any other jurisdiction.

(l)          Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

(m)        Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(n)         This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement.

(o)          Lender hereby agrees to subordinate its Note upon the Company obtaining a larger credit financing (a new Senior secured note), provided such new financing exceeds a minimum of one million dollars ($1,000,000) and a minimum of 30% of the Lenders Note principal balance has been paid to Lender, either through cash payments or conversion to common shares of the company.

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EASTSIDE DISTILLING, INC.
SECURITY AGREEMENT

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

EASTSIDE DISTILLING, INC.
a Nevada corporation

By:
Name:

Title:

Address for Notices:
1805 SE Martin Luther King Jr. Blvd
Portland, OR 97214
Email:
Facsimile:

ACCEPTED BY:

By:
Name:

Title:

Address for Notices:

WWOD Holdings, LLC.
425 East 63rd St. Suite E4K
New York, NY 10065

SECURITY AGREEMENT SIGNATURE PAGE

EASTSIDE DISTILLING, INC.
SECURITY AGREEMENT